SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 4, 2002



                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                  Wisconsin                        1-13154
          (State of Incorporation)        (Commission File Number)

                                39-1431799
                       (I.R.S. Employer Identification No.)


      3100 AMS Boulevard, Green Bay, Wisconsin             54313
      (Address of principal executive offices)           (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

COMPLETION OF SECONDARY OFFERING BY BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN AND RELATED MATTERS

         As previously announced, on June 4, 2002, Blue Cross & Blue Shield United of Wisconsin ("BCBSUW"), a wholly owned subsidiary of Cobalt Corporation ("Cobalt"), completed the sale of 3,001,500 shares of American Medical Security Group, Inc. (the "Company") common stock, no par value ("Common Stock"), in an underwritten secondary offering. The public offering price was $18.00 per share. The proceeds to BCBSUW, net of the underwriting discount of $1.06 per share, were $50,845,410. The secondary offering was effected pursuant to an Underwriting Agreement, dated May 29, 2002 (the "Underwriting Agreement"), among the Company, BCBSUW and the Underwriters named therein, for whom CIBC World Markets Corp., Robert W. Baird & Co. Incorporated and Stifel, Nicolaus & Company, Incorporated acted as Representatives.

         The secondary offering was made as agreed in the Stock Purchase Agreement, dated as of March 19, 2002, among BCBSUW, Cobalt and the Company (the "Stock Purchase Agreement"), under which the Company repurchased 1,400,000 shares of its Common Stock from BCBSUW at $13.00 per share on March 22, 2002, and the Registration Rights Agreement between the Company and BCBSUW dated as of September 1, 1998 (the "Registration Rights Agreement"). As contemplated by the Stock Purchase Agreement, the underwriting discount was borne solely by BCBSUW; fees and expenses for the secondary offering up to an aggregate of $650,000 will be paid by the Company, and any expenses in excess of that amount will be borne equally by the Company and BCBSUW.

         Prior to the secondary offering, BCBSUW owned 4,909,525 shares of Common Stock, or approximately 39.0% of the then outstanding shares of Common Stock. After the offering, its ownership was reduced to 1,908,025 shares, or approximately 15.1% of the 12,603,916 shares of Common Stock outstanding as of June 4, 2002. In accordance with the terms of the Stock Purchase Agreement, Thomas R. Hefty, Chairman of the Board and Chief Executive Officer of Cobalt and Chairman of the Board and President of BCBSUW, who became a director of the Company on March 22, 2002 as one of Cobalt/BCBSUW's two nominees designated pursuant to the Stock Purchase Agreement, resigned as a director effective June 4, 2002, upon completion of the secondary offering. The Stock Purchase Agreement required his resignation effective upon the date that Cobalt/BCBSUW owns less than 20% of the then issued and outstanding shares of Common Stock. Under the Stock Purchase Agreement, Cobalt is entitled to designate one nominee to the Company's Board for so long as Cobalt/BCBSUW holds at least 10% of the issued and outstanding shares of Common Stock. Kenneth L. Evason, Cobalt/BCBSUW's other nominee who became a director of the Company pursuant to the Stock Purchase Agreement on March 22, 2002, continues to be a member of the Company's Board of Directors. Mr. Evason (or his successor) is obligated to resign effective immediately upon the date that Cobalt/BCBSUW owns less than 10% of the then issued and outstanding shares of Common Stock.

         The Company is required by the Stock Purchase Agreement to amend its shareholder rights agreement (the "Rights Agreement") upon consummation of the secondary offering if Cobalt/BCBSUW owns more than 12% of the then issued and outstanding shares of Common Stock. Such amendment is required to provide that an "Acquiring Person" under the Rights Agreement (which is the triggering provision of the "flip-in" provisions of the agreement) means any person beneficially owning the lesser of (1) 20% of the outstanding shares of Common Stock, or (2) the percentage (rounded up to the nearest whole number) of issued and outstanding shares of Common Stock then held by Cobalt/BCBSUW. If, following consummation of the secondary offering, Cobalt/BCBSUW's percentage ownership of Common Stock decreases further, the Company has the right to amend the Rights Agreement again to lower the definition of "Acquiring Person" to the percentage of issued and outstanding shares of Common Stock then held by Cobalt/BCBSUW.

         As previously mentioned, upon completion of the secondary offering, BCBSUW's ownership was reduced to 15.1%. Thus, in accordance with the provisions of the Stock Purchase Agreement, the Company executed an Amendment to Rights Agreement, dated as of June 4, 2002, with the Rights Agent to provide that an "Acquiring Person" under the Rights Agreement means any person who or which, together with all of its affiliates and associates, shall become the beneficial owner of such number of shares of Common Stock as is equal to 16% of the shares of Common Stock of the Company then outstanding.

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         The Stock Purchase Agreement also contains certain standstill provisions and voting agreements that continue in effect for so long as Cobalt/BCBSUW has any nominee on the Company's Board of Directors, subject to the right of Cobalt/BCBSUW to terminate such voting agreements and standstill provisions as provided in the Stock Purchase Agreement.

         The secondary offering constitutes an exercise of the first of the two demand registration rights granted to BCBSUW pursuant to the Registration Rights Agreement.

         The foregoing description of the Underwriting Agreement, the Stock Purchase Agreement, the Registration Rights Agreement and the Amendment to Rights Agreement is qualified in its entirety by reference to the full text of such agreements, copies of which are filed or incorporated by reference as exhibits to this report and incorporated herein by this reference. Additional information concerning these agreements, the secondary offering and related matters is contained in the Company's Proxy Statement, dated April 26, 2002, for its Annual Meeting of Shareholders on June 18, 2002, and in Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3 (No. 333-86660) filed with the Securities and Exchange Commission on May 24, 2002, and the related Prospectus, dated May 29, 2002, filed with the Commission on May 30, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN MEDICAL SECURITY GROUP, INC.



Dated:  June 19, 2002                     /s/ Timothy J. Moore
                                          --------------------------------------
                                          Senior Vice President of Corporate
                                          Affairs, Secretary & General Counsel


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                      AMERICAN MEDICAL SECURIY GROUP, INC.
                               (the "Registrant")
                          (Commission File No. 1-13154)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                          Date of Report: June 4, 2002

 EXHIBIT                                     INCORPORATED HEREIN         FILED
 NUMBER     DESCRIPTION                        BY REFERENCE TO          HEREWITH

   1        Underwriting Agreement (See
            Exhibit 10.4 below)

 4.4(a)     Rights Agreement, dated as of    Exhibit 1 to the
            August 9, 2001, between the      Registrant's Registration
            Registrant and Firstar Bank,     Statement on Form 8-A
            N.A., as Rights Agent (the       filed August 14, 2001, and
            "Rights Agreement"), including   Exhibit 4 to the
            the form of Rights Certificate   Registrant's Current Report
            attached as Exhibit B thereto    on Form 8-K dated August 9,
                                             2001, and filed on August
                                             14, 2001

 4.4(b)     Amendment dated as of February   Exhibit 4.1 to the
            1, 2002 to the Rights Agreement  Registrant's Form 8-K
                                             February 1, 2002 (the "2/1/02
                                             8-K")

 4.4(c)     Appointment and Assumption       Exhibit 4.2 to the 2/1/02 8-K
            Agreement dated December 17,
            2001, between the Registrant
            and Firstar Bank, N.A.,
            appointing LaSalle Bank, N.A.
            as Rights Agent for the Rights
            Agreement

 4.4(d)     Amendment to Rights Agreement                                    X
            dated as of June 4, 2002

 10.1       Registration Rights Agreement    Exhibit 10.19 to the
            between the Registrant and Blue  Registrant's Form 10-K for
            Cross & Blue Shield United of    the year ended December 31,
            Wisconsin dated as of September  1998
            1, 1998

 10.2       Agreement dated February 1,      Exhibit 10.1 to the 2/1/02 8-K
            2002, among the Registrant,
            Cobalt Corporation and Blue
            Cross & Blue Shield United of
            Wisconsin concerning the
            Rights Agreement

 10.3       Stock Purchase Agreement,        Exhibit 10 to the Registrant's
            dated as of March 19, 2002,      Form 8-K dated March 19, 2002
            among Blue Cross & Blue
            Shield United of Wisconsin,
            Cobalt Corporation and the
            Registrant

                                        EI-1

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 EXHIBIT    DESCRIPTION                      INCORPORATED HEREIN          FILED
 NUMBER                                        BY REFERENCE TO          HEREWITH
 10.4       Underwriting Agreement,
            dated May 29, 2002 among the                                     X
            Registrant, Blue Cross & Blue
            Shield United of Wisconsin
            and the Underwriters named
            on Schedule I thereto

                                        EI-2